UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2012

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On June 7, 2012, the shareholders of Gastar Exploration Ltd. (the “Company”) approved the Second Amendment (the “Second Amendment”) to the 2006 Long-Term Incentive Plan (as amended, the “2006 Plan”). The Second Amendment was previously approved by the Company’s Board of Directors, subject to shareholder approval. The Chief Executive Officer and Chief Financial Offer are eligible for awards pursuant to the 2006 Plan. The 2006 Plan was summarized under the caption “Proposal 4—Approval of the Second Amendment to the Gastar Exploration Ltd. 2006 Long-Term Incentive Plan” in the Company’s Proxy Statement for its 2012 Annual General and Special Meeting of Shareholders held on June 7, 2012 filed with the Securities and Exchange Commission on April 16, 2012, which summary is incorporated herein by reference. A copy of the Second Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Gastar Exploration Ltd. 2006 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: June 18, 2012	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Gastar Exploration Ltd. 2006 Long-Term Incentive Plan.